UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    February 28, 2019

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements
On February 28, 2019, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Oceaneering International, Inc. ("Oceaneering" or "us") granted awards of performance units and restricted stock units under Oceaneering's Second Amended and Restated 2010 Incentive Plan (the "Incentive Plan") to various employees, including certain of Oceaneering's executive officers.
The following table sets forth information regarding the performance units and restricted stock units awarded to each of the below-indicated executive officers of Oceaneering listed in the "Summary Compensation Table" in Oceaneering's proxy statement for its 2018 annual meeting of shareholders as a named executive officer (the "Named Executive Officers").

Name and Position	Number of Performance Units (1)(2)	Number of Restricted Stock Units (1)(3)
Roderick A. Larson	19,467	83,246
President and Chief Executive Officer and Director
Clyde W. Hewlett	7,620	32,587
Chief Operating Officer
Alan R. Curtis	6,091	26,047
Senior Vice President and Chief Financial Officer
David K. Lawrence	4,148	17,736
Senior Vice President, General Counsel and Secretary
Stephen P. Barrett	4,017	17,178
Senior Vice President, Business Development

(1)
The performance units and restricted stock units are scheduled to vest in full on the third anniversary of the award date, subject to earlier vesting on: (a) an employee's attainment of retirement age, resulting in vesting on a pro-rata basis over three years, as in the case of Mr. Hewlett, who has attained retirement age, and Mr. Lawrence, who will attain retirement age in 2020; or (b) the termination or constructive termination of an employee's employment in connection with a change of control or due to death or disability.

(2)
The number of performance units shown represents units with an initial notional value of $100 and is not equivalent to a number of shares of Oceaneering common stock. The Compensation Committee has approved specific financial goals and performance measures based on Cumulative Adjusted EBITDA and relative Total Shareholder Return, or TSR, for the three-year period from January 1, 2019 through December 31, 2021, to be used as the basis for the final value of the performance units awarded under the Incentive Plan. Cumulative Adjusted EBITDA and relative TSR are to be determined in accordance with the form of performance unit award agreement, and the final value of each performance unit may range from $0 to $200. Upon settlement, the value of the performance units will be payable in cash.

(3)	Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of Oceaneering common stock.
In addition, on February 28, 2019, the Board: (1) granted awards of 10,584 shares of restricted stock under the Incentive Plan to, and approved 2019 base annual cash retainers of $70,000 for, each of the following nonemployee directors of Oceaneering: Mr. William B. Berry, Mr. T. Jay Collins, Ms. Deanna L. Goodwin, Mr. M. Kevin McEvoy, Mr. Paul B. Murphy, Jr., Mr. Jon Erik Reinhardsen and Mr. Steven A. Webster; and (2) granted an award of 15,715 shares of restricted stock under the Incentive Plan to, and approved a 2019 annual cash retainer of $105,000 for, Mr. John R. Huff, Chairman of the Board. The restricted stock awards are scheduled to vest in full on the first anniversary of the award date, provided that all awards are subject to: (a) earlier vesting on a change of control or the termination of the director's service due to death or disability; and (b) such other terms as are set forth in the award agreements.
All cash retainers are payable on a quarterly basis. Base cash retainers are supplemented by cash retainers payable to the chairs and members of the committees of the Board at annual amounts, respectively, of $30,000 and $10,000 for the Audit Committee, $20,000 and $10,000 for the Compensation Committee, and $10,000 and $5,000 for the Nominating and Corporate Governance Committee.
In addition, the Compensation Committee approved: (1) the form of 2019 Performance Unit Agreement, including 2019 Performance Award: Goals and Measures, that will govern the terms and conditions of the performance unit awards made to Oceaneering's executive officers and other employees; and (2) the form of 2019 Restricted Stock Unit Agreement that will govern the terms and conditions of restricted stock unit awards made to Oceaneering's executive officers and other employees. The Board approved the form of 2019 Nonemployee Director Restricted Stock Agreement that will govern the terms and conditions of restricted stock awards made to Oceaneering’s nonemployee directors.
The foregoing descriptions of the awards under the Incentive Plan are not complete and are qualified by reference to the complete forms of agreement (the "2019 LTIP Forms"), which are attached as exhibits to this report and incorporated by reference into this Item.
On February 28, 2019, the Compensation Committee approved the payment of bonuses awarded in 2018 under the Incentive Plan to various employees, including each of the Named Executive Officers. The Compensation Committee had previously established performance goals for the year ending December 31, 2018 to be used as the basis for determining the final value, if any, of annual cash bonus awards approved under the Incentive Plan (the "2018 Bonus Program"). For executive officers, achievement was determined by reference to EBITDA and health, safety and environmental performance measures, for the year ending December 31, 2018. The following table summarizes the payments approved under the 2018 Bonus Program for the Named Executive Officers:

Name	2018 Bonus Program Amount
Roderick A. Larson	$411,072
Clyde W. Hewlett	$213,100
Alan R. Curtis	$130,069
David K. Lawrence	$113,949
Stephen P. Barrett	$106,879
On February 28, 2019, the Compensation Committee set the annual base salaries for the Named Executive Officers as follows:

Name	2019 Base Salary
Roderick A. Larson	$721,000
Clyde W. Hewlett	$453,600
Alan R. Curtis	$406,065
David K. Lawrence	$363,825
Stephen P. Barrett	$334,750
On February 28, 2019, the Compensation Committee approved a performance-based annual cash bonus awards program under the Incentive Plan for the year ending December 31, 2019 (the "2019 Bonus Program"). Bonuses under the 2019 Bonus Program for executive officers will be based 45% on Adjusted EBITDA, 45% on Free Cash Flow and 10% on health, safety and environmental performance measures for the year ending December 31, 2019. Under this program, the target and maximum possible bonuses for the Named Executive Officers, each as a percentage of such officer's base salary for 2019, are as follows:

Name	Target Bonus as a Percentage of Base Salary	Maximum Bonus as a Percentage of Base Salary
Roderick A. Larson	125%	241%
Clyde W. Hewlett	100%	193%
Alan R. Curtis	75%	145%
David K. Lawrence	75%	145%
Stephen P. Barrett	70%	135%
A summary of the 2019 Bonus Program is attached as an exhibit to this report and incorporated by reference into this Item.
Appointment of Officer and Related Compensatory Arrangements
In connection with the pending retirement of W. Cardon Gerner, who has served as our Senior Vice President and Chief Accounting Officer since August 2015, the Board appointed Witland J. LeBlanc, Jr. as our Vice President and Chief Accounting Officer, effective March 15, 2019. Mr. LeBlanc has served Oceaneering as Treasurer since April 2017 and as Vice President, Tax since 2010. Mr. Gerner has agreed to continue in a supporting role during a transitional period.

On February 28, 2019, the Committee approved, effective as of March 15, 2019, compensatory arrangements for Mr. LeBlanc as follows: (1) an annual base salary of $290,000; (2) a target payment under the 2019 Bonus Program of 60% of base salary, subject to proration based on the effective date of his change in responsibilities; (3) an amount credited to Mr. LeBlanc’s notional account in Oceaneering’s Supplemental Executive Retirement Plan equal to 15% of base salary, subject to proration based on the effective date of his change in responsibilities; (4) an award of 6,697 restricted stock units pursuant to the 2019 LTIP Forms; (5) an award of 1,566 performance units pursuant to the 2019 LTIP Forms; and (6) an indemnification agreement to be entered into between Oceaneering and Mr. LeBlanc, in the form generally provided to executive officers of Oceaneering. Oceaneering entered into a change-of-control agreement with Mr. LeBlanc in February 2016, in the form generally provided to executive officers of Oceaneering.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
Index to Exhibits

10.1 +	Form of 2019 Performance Unit Agreement

10.2 +	Form of 2019 Restricted Stock Unit Agreement

10.3 +	Form of 2019 Nonemployee Director Restricted Stock Agreement

10.4 +	2019 Annual Cash Bonus Award Program Summary

+	Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	March 1, 2019	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel
and Secretary